EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hatteras VC CO-Investment Fund II, LLC. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Hatteras VC CO-Investment Fund II, LLC, for the period ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hatteras VC CO-Investment Fund II, LLC. for the stated period.

/s/ David B. Perkins		/s/ Nicole Shortridge-Lis
David B. Perkins		Nicole Shortridge-Lis
President, Hatteras Hatteras VC CO-Investment Fund II, LLC.		Treasurer, Hatteras VC CO-Investment Fund II, LLC.

Date:	March 6, 2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hatteras VC CO-Investment Fund II, LLC. for purposes of Section 18 of the Securities Exchange Act of 1934.